UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2023

AutoZone, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	1-10714	62-1482048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street, Memphis, Tennessee 38103
(Address of Principal Executive Offices) (Zip Code)

(901) 495-6500
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AZO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2023, in connection with the previously announced promotions of Thomas B. Newbern to the position of Chief Operating Officer and Jamere Jackson to the position of Chief Financial Officer, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of AutoZone, Inc. (the “Company”) approved compensation for Mr. Newbern and Mr. Jackson consisting of an annual base salary of $800,000 and an annual bonus target of 100% of base salary, effective October 22, 2023. The Committee also granted Mr. Newbern and Mr. Jackson long-term incentive awards consisting of non-qualified stock options to be granted on October 6, 2023, with a grant date fair value of $5,200,000, based upon the Black-Scholes option pricing valuation model.

Also on October 3, 2023, in connection with the previously announced leadership transition, the Committee approved compensation for William C. Rhodes, III, Chairman, President and Chief Executive Officer. Mr. Rhodes’ cash compensation shall remain unchanged until January 2024 when he relinquishes his roles as President and Chief Executive Officer and is appointed by the Board to the role of Executive Chairman (the “Transition Date”). Mr. Rhodes’ annual bonus opportunity will be prorated to the Transition Date. Following the Transition Date, Mr. Rhodes shall receive an annual base salary of $150,000 with no annual bonus opportunity. Additionally, the Committee approved a long-term incentive award consisting of non-qualified stock options to be granted on October 6, 2023 with a grant date fair value of $4,850,000, based upon the Black-Scholes option pricing valuation model. Such award is scheduled to cliff-vest on October 15, 2028, with 50% of such award to be granted at an exercise price equal to 110% of the closing price of the Company’s common stock on the grant date and the remaining 50% to be granted at an exercise price equal to 100% of the closing price of the Company’s common stock on the grant date. All other terms of the long-term incentive award shall remain consistent with prior awards.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2023

AUTOZONE, INC.

By:	/s/ Jenna M. Bedsole
Name:	Jenna M. Bedsole
Title:	Senior Vice President, General Counsel & Secretary